Exhibit 99.1

LNB BANCORP, INC.
457 BROADWAY
LORAIN, OH 44052
ATTN: ROBERT HEINRICH

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

		For	Against	Abstain
1	To approve and adopt the Agreement and Plan of Merger dated as of December 15, 2014 by and between Northwest Bancshares, Inc. and LNB Bancorp, Inc. and thereby approve the transactions contemplated by the Agreement and Plan of Merger.	☐	☐	☐
2	To approve, on an advisory, non-binding basis, the compensation payable to named executive officers of LNB Bancorp, Inc. in connection with the transactions contemplated by the Agreement and Plan of Merger.	☐	☐	☐
3	To approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000246065_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

LNB BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS ON JUNE 16, 2015

The undersigned hereby appoint(s) Daniel E. Klimas, James H. Nicholson and Robert F. Heinrich, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, for and on behalf of the undersigned, as designated on the reverse side of this proxy, all of the common shares of LNB Bancorp, Inc. that the shareholder(s) is/are entitled to vote at the special meeting of shareholders to be held at 9:00 a.m., Eastern Time, on Tuesday, June 16, 2015, at The Lorain National Bank, 521 Broadway, Lorain, Ohio, 44052, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREON. IF YOU DO NOT PROVIDE SPECIFIC INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

R1.0.0.51160 _ 2 0000246065

Continued and to be signed on reverse side